                        ANNUAL REPORT / OCTOBER 31, 2001

                            AIM EMERGING GROWTH FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                         INDOOR CYCLING BY LEROY NEIMAN

LIKE A BICYCLIST BATTLING TO TAKE THE LEAD IN A HOTLY CONTESTED RACE, COMPANIES

  VIE FOR POSITION WITHIN THEIR RESPECTIVE INDUSTRIES. IN AIM EMERGING GROWTH

 FUND, WE SEEK TO OWN THE STOCKS OF COMPANIES THAT WE BELIEVE ARE RISING TO THE

                    FOREFRONT IN NEW OR EXISTING INDUSTRIES.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Emerging Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o Investing in small and mid-size companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds while the unmanaged Lipper Mid-Cap Value Fund Index represents an average of the performance of the 30 largest mid-cap value funds, tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report--October 31, 2000, to October 31, 2001--has been. Even
GRAHAM]            before September's terrorist attacks, the slowdown in the
                   economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                       To give you some idea of how harsh the equity environment
                   has been, for major domestic and global benchmarks--the S&P
                   500, the Dow Jones Industrials, the Nasdaq and the MSCI
World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
Your fund is one of AIM's most aggressive, and therefore potentially most volatile, and its performance this fiscal year reflects this aggressive style. For example, total return for Class A shares at net asset value was -45.43%. These returns were similar to those of other funds that invest in growth stocks, particularly mid-cap issues. Total return for the Lipper Mid-Cap Growth Fund Index for the same period was the performance -40.73%. Your fund has been operating only since March 2000, so it has been exposed to the full brunt of the terrible bear market we have been going through.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

TERRORIST ATTACKS EXACERBATE GROWTH STOCK SELL-OFF

GROWTH STOCKS SUFFERED THROUGH A PROTRACTED BEAR MARKET DURING THE FISCAL YEAR. HOW DID AIM EMERGING GROWTH FUND PERFORM?
Growth stocks, already enduring one of their worst years ever, sustained another blow following the terrorist attacks of September 11. The fund's performance reflected this severe bear market for growth stocks. Excluding sales charges, total returns for Class A, Class B and Class C shares were -45.43%, -45.81% and -45.76%, respectively, for the fiscal year ended October 31, 2001. These returns were similar to those of other funds that invest in growth stocks, particularly mid-cap issues. Over the same period, the Lipper Mid-Cap Growth Fund Index returned -40.73%. From the market low on September 21 through the end of the fiscal year, the fund posted returns (excluding sales charges) of 17.67% for Class A shares and 17.39% for Class B and Class C shares.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?
The September terrorist attacks in New York and in the Washington, D.C., area compounded an already difficult situation for the stock market and the economy. Even before the attacks, major market indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused major stock market indexes to drop. Company after company reported declining earnings as formerly robust economic expansion ground to a halt and the possibility of a recession loomed.
    Following the attacks, stock markets were closed for nearly a week--the longest suspension of trading activity since the Great Depression of the 1930s. After markets reopened on September 17, the Dow experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. Markets, however, recouped some of their losses in October as the Federal Reserve Board (the Fed) approved its ninth interest-rate cut of 2001, reducing the key federal funds rate to 2.5%--its lowest level since 1962. Additionally, the United States and its allies took military action against terrorist positions in Afghanistan. Still, the threat of terrorism, particularly in its biological form, remained very real, causing markets to remain volatile as the fiscal year ended.
    For most of the reporting period, value stocks outperformed growth stocks as investors sought attractively priced issues. Still, value stocks sustained losses, as the Lipper Mid-Cap Value Index registered a return of -2.37% for the fiscal year ended October 31. The fiscal year was the worst for growth stocks since the aftermath of the market crash of 1929 and the bear market of 1973-74. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, growth stocks rallied in April and again in October. The fund rebounded sharply as the fiscal year ended.

HOW DID YOU MANAGE THE FUND?
Prior to the terrorist attacks, we were positioning the fund more aggressively in anticipation of an economic recovery in early 2002. Consequently, the fund was hurt by the sharp market sell-off that occurred immediately following the attacks. We took advantage of this sell-off to upgrade the quality of the portfolio by buying the stocks of solid companies with excellent management teams at reduced prices. This strategy helped the fund's performance to snap back sharply in October.
    At the close of the fiscal year, the fund had significant exposure to the information technology, health care and consumer-discretionary sectors, which are historically the highest growth segments of the market. For most of the reporting period, the fund's information technology and consumer discretionary holdings detracted from performance. Within these sectors, we shifted our focus to higher-quality companies with solid long-term prospects. The fund's exposure to the tech

FUND AT A GLANCE

(Detail of Cover Image)

AIM Emerging Growth Fund is for risk-tolerant investors who seek long-term growth of capital by investing in securities of companies that are likely to benefit from new or innovative products, services or processes.

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success.)

o   The fund is one of AIM's most aggressive domestic equity funds.

o The fund is non-diversified, allowing it to concentrate its holdings in areas where there is the potential for accelerated growth.

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

=============================================================================================================
10 EQUITY HOLDINGS                                      TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------
 1. UTStarcom, Inc.                             2.9%     1. Semiconductors                              11.5%

 2. Taro Pharmaceutical Industries Ltd.         2.0      2. Telecommunications Equipment                10.4
   (Israel)
                                                         3. Pharmaceuticals                              9.6
 3. International Game Technology               2.0
                                                         4. Biotechnology                                5.3
 4. TriQuint Semiconductor, Inc.                1.8
                                                         5. Application Software                         5.1
 5. Microchip Technology Inc.                   1.5
                                                         6. Broadcasting & Cable TV                      4.4
 6. Medicis Pharmaceutical Corp.-Class A        1.5
                                                         7. Semiconductor Equipment                      4.4
 7. CommScope, Inc.                             1.5
                                                         8. Electronic Equipment & Instruments           4.3
 8. Triad Hospitals, Inc.                       1.5
                                                         9. Health Care Distributors & Services          3.9
 9. Integrated Circuit Systems, Inc.            1.4
                                                        10. Health Care Equipment                        3.8
10. Lamar Advertising Co.                       1.4

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

=============================================================================================================

sector decreased while its exposure to the consumer-discretionary sector increased during the fiscal year.
    The fund's health care holdings, which increased markedly over the fiscal year, helped lower volatility. In uncertain times, health care stocks tend to perform well as demand for medical services and products tends to remain constant regardless of economic conditions.
    As of October 31, the fund had 109 holdings, 28 more than at the start of the fiscal year. Mid- and small-cap stocks made up nearly all of the portfolio.

WHAT WERE SOME OF THE LEADING STOCKS IN THE PORTFOLIO?

o UTStarcom makes and sells wireless telecommunications access systems, optical-transmission products and related software for constructing voice and data networks. The stock performed well for the fund.
o Taro Pharmaceutical Industries makes generic drugs for skin conditions, epilepsy and other diseases.
o International Game Technology is the leading designer and manufacturer of slot machines.
o TriQuint Semiconductor, Inc. makes integrated circuits for cell phones, fiber-optic and satellite telecommunications systems and aerospace applications.
o Microchip Technology makes specialized embedded semiconductors for automotive, industrial and networking applications.
o   Medicis Pharmaceutical markets prescription drugs for skin conditions.
o CommScope makes high-performance cable products for voice, video and data transmission.
o Triad Hospitals operates 50 hospitals and 14 outpatient surgery centers in 20 states, with almost half in Arizona and Texas.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?
At the close of the fiscal year, the situation was uncertain for markets and the economy. The nation's gross domestic product (GDP) contracted at a 1.1% annual rate in the third quarter of 2001, which was more than analysts initially estimated. The nation's unemployment rate rose from 4.9% in September to 5.4% in October, as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the attacks.
    Still, there were positive signs. Congress and the White House were working on an economic stimulus package, and the Fed was maintaining a bias toward cutting interest rates. Steps had been taken to combat terrorism at home and abroad. Inflation remained low and oil prices were dropping, reducing fuel costs for corporations and consumers. Moreover, stocks were favorably priced, and there was a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into equities.

          See important fund and index disclosures inside front cover.

LOOK TO THE MARKET . . .

NO ECONOMIC INDICATOR IS CORRECT ALL THE TIME--BUT HISTORICALLY THE STOCK MARKET TURNS DOWN OR TURNS UP BEFORE THE ECONOMY CHANGES DIRECTION. AIM SENIOR INVESTMENT OFFICER PHILIP FERGUSON RECENTLY OBSERVED:

"For the average investor wondering where the economy may be headed, I'd recommend that they just follow the stock market, which, historically has been a good economic indicator. Consider the current market slump. The major indexes all hit their highs in early 2000 and then declined for the rest of the year. The economy began to deteriorate noticeably in October 2000--more than six months later. In October 2001, we began to see some improvement in the market. While this is no guarantee, it suggests that better times may be ahead."

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges
================================================================================
CLASS A SHARES
  Inception (3/31/00)        -32.02%
  1 Year                     -48.42

CLASS B SHARES
  Inception (3/31/00)        -31.73%
  1 Year                     -48.39

CLASS C SHARES
  Inception (3/31/00)        -30.04%
  1 Year                     -46.27

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

    In addition to returns as of the close of the reporting period, industry regulations require us to provide total returns (including sales charges), as of 9/30/01 the most recent calendar quarter end, which were: Class A shares, one year, -60.89; inception (3/31/00), -39.72%. Class B shares, one year, -60.76;
inception (3/31/00), -39.35%. Class C shares, one year, -59.24; inception (3/31/00), -37.85%.

================================================================================

RESULTS OF A $10,000 INVESTMENT
3/31/00-10/31/01
[HYPO Chart]

================================================================================

               Fund,    Russell  Russell  Fund,    Fund,
               Class C  2500     2500     Class A  Class B
                                 Growth
3/31/00        10,000   10,000   10,000    9,450   10,000
4/30/00         9,640    9,462    9,026    9,119    9,650
                8,550    9,008    8,223    8,089    8,550
               10,990    9,600    9,310   10,413   10,999
7/31/00        10,729    9,355    8,546   10,168   10,730
               12,940   10,160    9,660   12,265   12,950
               11,899    9,830    9,035   11,293   11,910
10/31/00       10,459    9,561    8,477    9,932   10,470
                8,050    8,719    6,861    7,636    8,051
                8,553    9,470    7,286    8,121    8,554
1/31/01         8,984    9,782    7,758    8,537    8,985
                7,145    9,152    6,561    6,790    7,146
                6,462    8,649    5,836    6,145    6,462
4/30/01         7,407    9,413    6,725    7,058    7,419
                7,344    9,696    6,920    6,998    7,345
                7,796    9,834    7,076    7,435    7,808
7/31/01         7,418    9,482    6,555    7,077    7,430
                6,567    9,171    6,119    6,264    6,568
                4,896    7,984    5,161    4,675    4,908
10/31/01        5,674    8,397    5,670    5,421    5,674

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================
The chart compares AIM Emerging Growth Fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 3/31/00-10/31/01.
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Russell 2500 and the Russell 2500 Growth Indexes. Market indexes such as the Russell 2500 and the Russell 2500 Growth Indexes are not managed, and incur no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charges and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. Performance for the indexes does not reflect the effects of taxes either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company


AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," log in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                              MARKET
                                                SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-96.71%

ADVERTISING-1.42%

Lamar Advertising Co.(a)                          75,000   $  2,355,000
=======================================================================

APPAREL RETAIL-1.14%

Abercrombie & Fitch Co.-Class A(a)               100,000      1,882,000
=======================================================================

APPLICATION SOFTWARE-5.12%

BEA Systems, Inc.(a)                             100,000      1,214,000
-----------------------------------------------------------------------
Cerner Corp.(a)                                   10,000        537,500
-----------------------------------------------------------------------
Citrix Systems, Inc.(a)                           65,000      1,521,000
-----------------------------------------------------------------------
National Instruments Corp.(a)                     40,000      1,152,400
-----------------------------------------------------------------------
SeaChange International, Inc.(a)                  75,000      1,845,000
-----------------------------------------------------------------------
Siebel Systems, Inc.(a)                           50,000        816,500
-----------------------------------------------------------------------
Take-Two Interactive Software, Inc.(a)           100,000      1,393,000
=======================================================================
                                                              8,479,400
=======================================================================

BIOTECHNOLOGY-5.29%

Affymetrix, Inc.(a)                               35,000      1,051,750
-----------------------------------------------------------------------
Albany Molecular Research, Inc.(a)                45,000      1,246,500
-----------------------------------------------------------------------
Cephalon, Inc.(a)                                 25,000      1,576,250
-----------------------------------------------------------------------
COR Therapeutics, Inc.(a)                         50,000      1,126,500
-----------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     25,000      1,499,500
-----------------------------------------------------------------------
Invitrogen Corp.(a)                               25,000      1,533,500
-----------------------------------------------------------------------
Novavax, Inc.(a)                                  60,000        734,400
=======================================================================
                                                              8,768,400
=======================================================================

BROADCASTING & CABLE TV-4.44%

Adelphia Communications Corp.-Class A(a)          50,000      1,106,500
-----------------------------------------------------------------------
Charter Communications, Inc.-Class A(a)           90,000      1,272,600
-----------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                   100,000      1,676,000
-----------------------------------------------------------------------
Radio One, Inc.-Class A(a)                       100,000      1,165,000
-----------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          85,000      2,125,000
=======================================================================
                                                              7,345,100
=======================================================================

CASINOS & GAMING-2.00%

International Game Technology(a)                  65,000      3,318,250
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.97%

CDW Computer Centers, Inc.(a)                     35,000      1,611,750
=======================================================================

CONSTRUCTION & ENGINEERING-1.16%

Shaw Group Inc. (The)(a)                          70,000      1,925,000
=======================================================================

CONSUMER FINANCE-1.31%

AmeriCredit Corp.(a)                              90,000      1,395,000
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
CONSUMER FINANCE-(CONTINUED)

Providian Financial Corp.                        200,000   $    778,000
=======================================================================
                                                              2,173,000
=======================================================================

DATA PROCESSING SERVICES-0.48%

Paychex, Inc.                                     25,000        801,500
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.60%

Career Education Corp.(a)                         40,000      1,042,800
-----------------------------------------------------------------------
IMS Health Inc.                                   75,000      1,602,750
=======================================================================
                                                              2,645,550
=======================================================================

DRUG RETAIL-0.65%

CVS Corp.                                         45,000      1,075,500
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.72%

Power-One, Inc.(a)                               150,000      1,186,500
=======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-4.34%

Merix Corp.(a)                                   100,000      1,688,000
-----------------------------------------------------------------------
Millipore Corp.                                   30,000      1,569,000
-----------------------------------------------------------------------
Optimal Robotics Corp.-Class A (Canada)(a)        35,000      1,031,800
-----------------------------------------------------------------------
SCI Systems, Inc.(a)                              55,000      1,117,050
-----------------------------------------------------------------------
Tektronix, Inc.(a)                                90,000      1,773,000
=======================================================================
                                                              7,178,850
=======================================================================

ENVIRONMENTAL SERVICES-0.70%

Tetra Tech, Inc.(a)                               45,000      1,164,600
=======================================================================

FOOTWEAR-0.75%

Reebok International Ltd.(a)                      60,000      1,245,600
=======================================================================

GENERAL MERCHANDISE STORES-1.08%

Dollar General Corp.                             125,000      1,786,250
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.85%

Apria Healthcare Group Inc.(a)                    30,000        690,000
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          55,000      2,251,700
-----------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           20,000      1,724,000
-----------------------------------------------------------------------
Specialty Laboratories, Inc.(a)                   40,000      1,152,400
-----------------------------------------------------------------------
Women First HealthCare, Inc.(a)                   80,000        556,000
=======================================================================
                                                              6,374,100
=======================================================================

HEALTH CARE EQUIPMENT-3.77%

Given Imaging Ltd. (Israel)(a)                    75,000        671,250
-----------------------------------------------------------------------
Integra LifeSciences Holdings(a)                  25,000        735,000
-----------------------------------------------------------------------
Lumenis Ltd. (Israel)(a)                          90,000      1,791,000
-----------------------------------------------------------------------
Med-Design Corp. (The)(a)                        110,000      2,205,500
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
HEALTH CARE EQUIPMENT-(CONTINUED)

Ventana Medical Systems, Inc.(a)                  40,000   $    847,600
=======================================================================
                                                              6,250,350
=======================================================================

HEALTH CARE FACILITIES-3.25%

Community Health Systems, Inc.(a)                 50,000      1,250,000
-----------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          90,000      2,421,000
-----------------------------------------------------------------------
United Surgical Partners International
  Inc.(a)                                         50,000        900,000
-----------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)        20,000        807,800
=======================================================================
                                                              5,378,800
=======================================================================

HOTELS-0.63%

Intrawest Corp. (Canada)                          75,000      1,048,500
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.41%

Intrado Inc.(a)                                   25,000        678,750
=======================================================================

INTERNET SOFTWARE & SERVICES-1.62%

Check Point Software Technologies Ltd.
  (Israel)(a)                                     55,000      1,623,600
-----------------------------------------------------------------------
SonicWALL, Inc.(a)                                75,000      1,065,000
=======================================================================
                                                              2,688,600
=======================================================================

MANAGED HEALTH CARE-1.14%

Pediatrix Medical Group, Inc.(a)                  65,000      1,887,600
=======================================================================

MARINE-0.40%

A.C.L.N. Ltd. (Cyprus)(a)                         25,000        668,250
=======================================================================

MOVIES & ENTERTAINMENT-1.11%

Macrovision Corp.(a)                              75,000      1,845,750
=======================================================================

MULTI-UTILITIES-0.84%

Enron Corp.                                      100,000      1,390,000
=======================================================================

NETWORKING EQUIPMENT-3.39%

Brocade Communications Systems, Inc.(a)           75,000      1,841,250
-----------------------------------------------------------------------
Corvis Corp.(a)                                  300,000        675,000
-----------------------------------------------------------------------
Finisar Corp.(a)                                 225,000      1,759,500
-----------------------------------------------------------------------
Juniper Networks, Inc.(a)                         60,000      1,337,400
=======================================================================
                                                              5,613,150
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-0.83%

Hanover Compressor Co.(a)                         50,000      1,379,000
=======================================================================

PACKAGED FOODS-0.69%

Dreyer's Grand Ice Cream, Inc.                    35,000      1,144,500
=======================================================================

PHARMACEUTICALS-9.55%

Andrx Group(a)                                    15,000        973,950
-----------------------------------------------------------------------
Angiotech Pharmaceuticals, Inc. (Canada)(a)       25,000      1,192,500
-----------------------------------------------------------------------
CIMA Labs Inc.(a)                                 40,000      2,162,000
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
PHARMACEUTICALS-(CONTINUED)

ICN Pharmaceuticals, Inc.                         75,000   $  1,815,750
-----------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     25,000        974,750
-----------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           42,500      2,451,825
-----------------------------------------------------------------------
Pharmaceutical Resources, Inc.(a)                 25,000        857,500
-----------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                     45,000      2,011,500
-----------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                     80,000      3,368,000
=======================================================================
                                                             15,807,775
=======================================================================

RESTAURANTS-2.54%

Brinker International, Inc.(a)                    75,000      1,905,000
-----------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)                40,000      1,585,200
-----------------------------------------------------------------------
Starbucks Corp.(a)                                41,700        713,904
=======================================================================
                                                              4,204,104
=======================================================================

SEMICONDUCTOR EQUIPMENT-4.41%

KLA-Tencor Corp.(a)                               50,000      2,043,000
-----------------------------------------------------------------------
Lam Research Corp.(a)                             90,000      1,706,400
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                         55,000      1,816,650
-----------------------------------------------------------------------
Teradyne, Inc.(a)                                 75,000      1,728,750
=======================================================================
                                                              7,294,800
=======================================================================

SEMICONDUCTORS-11.53%

Applied Micro Circuits Corp.(a)                  150,000      1,654,500
-----------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         50,000      1,720,500
-----------------------------------------------------------------------
Cree, Inc.(a)                                     50,000        897,500
-----------------------------------------------------------------------
Genesis Microchip Inc. (Canada)(a)                20,000        924,200
-----------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)              140,000      2,381,400
-----------------------------------------------------------------------
Integrated Device Technology, Inc.(a)             55,000      1,531,750
-----------------------------------------------------------------------
Microchip Technology Inc.(a)                      80,000      2,497,600
-----------------------------------------------------------------------
NVIDIA Corp.(a)                                   20,000        857,200
-----------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         85,000      1,737,400
-----------------------------------------------------------------------
Semtech Corp.(a)                                  50,000      1,887,500
-----------------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)                  170,000      3,005,600
=======================================================================
                                                             19,095,150
=======================================================================

SPECIALTY CHEMICALS-0.68%

Sigma-Aldrich Corp.                               30,000      1,125,600
=======================================================================

SPECIALTY STORES-0.55%

Linens 'n Things, Inc.(a)                         50,000        910,000
=======================================================================

SYSTEMS SOFTWARE-1.45%

BMC Software, Inc.(a)                             75,000      1,130,250
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                         45,000      1,277,100
=======================================================================
                                                              2,407,350
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

TELECOMMUNICATIONS EQUIPMENT-10.43%

ADC Telecommunications, Inc.(a)                  225,000   $  1,023,750
-----------------------------------------------------------------------
Anaren Microwave, Inc.(a)                         50,000        764,500
-----------------------------------------------------------------------
C-COR.net Corp.(a)                               175,000      1,198,750
-----------------------------------------------------------------------
CommScope, Inc.(a)                               125,000      2,443,750
-----------------------------------------------------------------------
Comverse Technology, Inc.(a)                      60,000      1,128,600
-----------------------------------------------------------------------
Harmonic Inc.(a)                                 250,000      2,017,500
-----------------------------------------------------------------------
JDS Uniphase Corp.(a)                            120,000        958,800
-----------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                   75,000      1,147,500
-----------------------------------------------------------------------
Scientific-Atlanta, Inc.                          85,000      1,773,950
-----------------------------------------------------------------------
UTStarcom, Inc.(a)                               205,000      4,813,400
=======================================================================
                                                             17,270,500
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.47%

AirGate PCS, Inc.(a)                              15,000        771,900
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $180,727,691)                         160,176,779
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

MONEY MARKET FUNDS-5.25%

STIC Liquid Assets Portfolio(b)                4,345,253   $  4,345,253
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        4,345,253      4,345,253
=======================================================================
    Total Money Market Funds (Cost
      $8,690,506)                                             8,690,506
=======================================================================
TOTAL INVESTMENTS-101.96% (Cost $189,418,197)               168,867,285
=======================================================================
OTHER ASSETS LESS LIABILITIES-(1.96%)                        (3,252,133)
=======================================================================
NET ASSETS-100.00%                                         $165,615,152
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $189,418,197)*                                $168,867,285
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,796,430
------------------------------------------------------------
  Fund shares sold                                   331,238
------------------------------------------------------------
  Dividends                                           26,011
------------------------------------------------------------
Investment for deferred compensation plan              8,265
------------------------------------------------------------
Collateral for securities loaned                  45,730,707
------------------------------------------------------------
Other assets                                          15,496
============================================================
    Total assets                                 216,775,432
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            4,537,979
------------------------------------------------------------
  Fund shares reacquired                             577,043
------------------------------------------------------------
  Deferred compensation plan                           8,265
------------------------------------------------------------
  Collateral upon return of securities loaned     45,730,707
------------------------------------------------------------
Accrued distribution fees                            163,990
------------------------------------------------------------
Accrued trustees' fees                                   954
------------------------------------------------------------
Accrued transfer agent fees                           93,711
------------------------------------------------------------
Accrued operating expenses                            47,631
============================================================
    Total liabilities                             51,160,280
============================================================
Net assets applicable to shares outstanding     $165,615,152
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 81,113,585
____________________________________________________________
============================================================
Class B                                         $ 58,018,585
____________________________________________________________
============================================================
Class C                                         $ 26,482,982
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           14,864,771
____________________________________________________________
============================================================
Class B                                           10,736,943
____________________________________________________________
============================================================
Class C                                            4,904,888
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       5.46
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $5.46 divided by
      94.50%)                                   $       5.78
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       5.40
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       5.40
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $44,752,486 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends from affiliated money market funds   $     755,526
------------------------------------------------------------
Dividends                                             63,504
------------------------------------------------------------
Interest                                               4,602
------------------------------------------------------------
Security lending income                               39,582
============================================================
    Total investment income                          863,214
============================================================

EXPENSES:

Advisory fees                                      1,912,682
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        65,736
------------------------------------------------------------
Distribution fees -- Class A                         402,908
------------------------------------------------------------
Distribution fees -- Class B                         757,676
------------------------------------------------------------
Distribution fees -- Class C                         341,372
------------------------------------------------------------
Transfer agent fees -- Class A                       468,259
------------------------------------------------------------
Transfer agent fees -- Class B                       314,279
------------------------------------------------------------
Transfer agent fees -- Class C                       141,599
------------------------------------------------------------
Trustees' fees                                         9,185
------------------------------------------------------------
Other                                                366,947
============================================================
    Total expenses                                 4,830,643
============================================================
Less: Fees waived                                   (261,774)
------------------------------------------------------------
    Expenses paid indirectly                         (20,090)
============================================================
    Net expenses                                   4,548,779
============================================================
Net investment income (loss)                      (3,685,565)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                    (129,204,045)
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities        (11,516,298)
============================================================
Net gain (loss) from investment securities      (140,720,343)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(144,405,908)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and the period March 31, 2000 (date operations commenced) through October 31, 2000

                                                                  2001             2000
                                                              -------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (3,685,565)   $ (1,459,473)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (129,204,045)     10,994,086
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (11,516,298)     (9,034,614)
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (144,405,908)        499,999
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (6,485,823)             --
-------------------------------------------------------------------------------------------
  Class B                                                        (4,157,366)             --
-------------------------------------------------------------------------------------------
  Class C                                                        (1,871,035)             --
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        14,714,393     145,911,913
-------------------------------------------------------------------------------------------
  Class B                                                        15,848,783      95,639,839
-------------------------------------------------------------------------------------------
  Class C                                                         8,770,527      41,149,830
===========================================================================================
    Net increase (decrease) in net assets                      (117,586,429)    283,201,581
===========================================================================================

NET ASSETS:

  Beginning of year                                             283,201,581              --
===========================================================================================
  End of year                                                 $ 165,615,152    $283,201,581
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 318,987,409    $283,472,289
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (9,286)       (138,021)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (132,812,059)      8,901,927
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (20,550,912)     (9,034,614)
===========================================================================================
                                                              $ 165,615,152    $283,201,581
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Emerging Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $3,814,300, undistributed net realized gains increased by $4,283 and paid in capital decreased by $3,818,583 as a result of differing book/tax treatment of net operating loss and nondeductible organizational expenses. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The fund has a capital loss carryforward of $128,445,323 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets plus 0.80% of the Fund's average daily net assets over $1 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $261,774.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $494,569 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $402,908, $757,676 and $341,372, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $112,530 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $50,717 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $3,612 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,900 and reductions in custodian fees of $16,190 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $20,090.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

At October 31, 2001, securities with an aggregate value of $44,752,486 were on loan to brokers. The loans were secured by cash collateral of $45,730,707 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $39,582 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $619,095,105 and $552,790,880, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of investment securities      $  7,586,609
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (32,504,257)
============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                    $(24,917,648)
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $193,784,933.


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2001 and the period March 31, 2000 (date operations commenced) through October 31, 2000 were as follows:

                                                                         2001                           2000
                                                              ---------------------------    --------------------------
                                                                SHARES          AMOUNT         SHARES         AMOUNT
                                                              -----------    ------------    ----------    ------------
Sold:
  Class A                                                      10,878,561    $ 81,971,539    18,240,329    $192,061,883
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,634,109      35,853,848     9,701,917     102,240,743
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,272,711      17,218,224     4,148,798      43,170,645
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         735,802       6,291,110            --              --
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         472,976       4,025,501            --              --
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         208,202       1,771,798            --              --
=======================================================================================================================
Reacquired:
  Class A                                                     (10,760,676)    (73,548,256)   (4,229,245)    (46,149,970)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,422,165)    (24,030,566)     (649,894)     (6,600,904)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,530,116)    (10,219,495)     (194,707)     (2,020,815)
=======================================================================================================================
                                                                3,489,404    $ 39,333,703    27,017,198    $282,701,582
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                                              -------------------------------
                                                                              MARCH 31, 2000
                                                                             (DATE OPERATIONS
                                                              YEAR ENDED      COMMENCED) TO
                                                              OCTOBER 31,      OCTOBER 31,
                                                                 2001              2000
                                                              -----------    ----------------
Net asset value, beginning of period                            $ 10.50          $  10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.10)            (0.04)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (4.51)             0.54
=============================================================================================
    Total from investment operations                              (4.61)             0.50
=============================================================================================
Less distributions from net realized gains                        (0.43)               --
=============================================================================================
Net asset value, end of period                                  $  5.46          $  10.50
_____________________________________________________________________________________________
=============================================================================================
Total return(a)                                                  (45.37)%            5.00%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $81,114          $147,101
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.71%(b)          1.68%(c)
---------------------------------------------------------------------------------------------
  Without fee waivers                                              1.83%(b)          1.68%(c)
=============================================================================================
Ratio of net investment income (loss) to average net assets       (1.32)%(b)        (1.04)%(c)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate                                             242%              111%
_____________________________________________________________________________________________
=============================================================================================

(a) Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $115,116,551.
(c)  Annualized.

                                                                          CLASS B
                                                              -------------------------------
                                                                              MARCH 31, 2000
                                                                             (DATE OPERATIONS
                                                              YEAR ENDED      COMMENCED) TO
                                                              OCTOBER 31,      OCTOBER 31,
                                                                 2001              2000
                                                              -----------    ----------------
Net asset value, beginning of period                            $ 10.47          $ 10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.14)           (0.07)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (4.50)            0.54
=============================================================================================
    Total from investment operations                              (4.64)            0.47
=============================================================================================
Less distributions from net realized gains                        (0.43)              --
=============================================================================================
Net asset value, end of period                                  $  5.40          $ 10.47
_____________________________________________________________________________________________
=============================================================================================
Total return(a)                                                  (45.81)%           4.70%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $58,019          $94,740
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.36%(b)         2.37%(c)
---------------------------------------------------------------------------------------------
  Without fee waivers                                              2.48%(b)         2.37%(c)
=============================================================================================
Ratio of net investment income (loss) to average net assets       (1.98)%(b)       (1.73)%(c)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate                                             242%             111%
_____________________________________________________________________________________________
=============================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $75,767,623.
(c)  Annualized.

                                                                          CLASS C
                                                              -------------------------------
                                                                              MARCH 31, 2000
                                                                             (DATE OPERATIONS
                                                              YEAR ENDED      COMMENCED) TO
                                                              OCTOBER 31,      OCTOBER 31,
                                                                 2001              2000
                                                              -----------    ----------------
Net asset value, beginning of period                            $ 10.46          $ 10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.14)           (0.07)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (4.49)            0.53
=============================================================================================
    Total from investment operations                              (4.63)            0.46
=============================================================================================
Less distributions from net realized gains                        (0.43)              --
=============================================================================================
Net asset value, end of period                                  $  5.40          $ 10.46
_____________________________________________________________________________________________
=============================================================================================
Total return(a)                                                  (45.76)%           4.60%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $26,483          $41,361
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.36%(b)         2.37%(c)
---------------------------------------------------------------------------------------------
  Without fee waivers                                              2.48%(b)         2.37%(c)
=============================================================================================
Ratio of net investment income (loss) to average net assets       (1.98)%(b)       (1.73)%(c)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate                                             242%             111%
_____________________________________________________________________________________________
=============================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $34,137,225.
(c)  Annualized.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Emerging Growth Fund and Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Emerging Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Emerging Growth Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

BOARD OF TRUSTEES                                 OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                        11 Greenway Plaza
Chairman, President and                           Chairman and President                  Suite 100
Chief Executive Officer                                                                   Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary     INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                         Gary T. Crum                            A I M Advisors, Inc.
                                                  Senior Vice President                   11 Greenway Plaza
Bruce L. Crockett                                                                         Suite 100
Director                                          Dana R. Sutton                          Houston, TX 77046
ACE Limited;                                      Vice President and Treasurer
Formerly Director, President, and                                                         TRANSFER AGENT
Chief Executive Officer                           Melville B. Cox
COMSAT Corporation                                Vice President                          A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Owen Daly II                                      Edgar M. Larsen                         Houston, TX 77210-4739
Formerly, Director                                Vice President
Cortland Trust, Inc.                                                                      CUSTODIAN
                                                  Mary J. Benson
Albert R. Dowden                                  Assistant Vice President and            State Street Bank and Trust Company
Chairman,                                         Assistant Treasurer                     225 Franklin Street
The Cortland Trust, Inc. and                                                              Boston, MA 02110
DHJ Media, Inc.; and                              Sheri Morris
Director, Magellan Insurance Company,             Assistant Vice President and            COUNSEL TO THE FUND
Formerly Director, President and                  Assistant Treasurer
Chief Executive Officer,                                                                  Ballard Spahr
Volvo Group North America, Inc.; and                                                      Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                           1735 Market Street
                                                                                          Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                            COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                  Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                          919 Third Avenue
                                                                                          New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                   DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                           A I M Distributors, Inc.
of the U.S. House of Representatives                                                      11 Greenway Plaza
                                                                                          Suite 100
Carl Frischling                                                                           Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                     AUDITORS

Prema Mathai-Davis                                                                        Ernst & Young LLP
Member, Visiting Committee,                                                               1221 McKinney, Suite 2400
Harvard University Graduate School                                                        Houston, TX 77010-2007
of Education, New School University,
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2001, 0.17% is eligible for the dividends received deduction for corporations.

                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                       leadership in the mutual fund industry since
       MORE AGGRESSIVE                           MORE AGGRESSIVE                       1976 and managed approximately $141 billion
                                                                                       in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)           AIM Developing Markets                        including individual investors, corporate
AIM Mid Cap Opportunities(1)             AIM European Small Company                    clients and financial institutions, as of
AIM Large Cap Opportunities(1)           AIM Asian Growth                              September 30, 2001.
AIM Emerging Growth                      AIM International Emerging Growth                 The AIM Family of Funds--Registered
AIM Small Cap Growth                     AIM Global Aggressive Growth                  Trademark-- is distributed nationwide, and
AIM Aggressive Growth                    AIM European Development                      AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                       AIM Euroland Growth                           complex in the United States in assets under
AIM Dent Demographic Trends              AIM International Equity                      management, according to Strategic Insight,
AIM Constellation                        AIM Global Growth                             an independent mutual fund monitor. AIM is a
AIM Large Cap Growth                     AIM Worldwide Spectrum                        subsidiary of AMVESCAP PLC, one of the
AIM Weingarten                           AIM Global Trends                             world's largest independent financial
AIM Small Cap Equity                     AIM International Value(3)                    services companies with $361 billion in
AIM Capital Development                                                                assets under management as of September 30,
AIM Charter                                    MORE CONSERVATIVE                       2001.
AIM Mid Cap Equity
AIM Select Equity(2)                     SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                      MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                          AIM New Technology
AIM Large Cap Basic Value                AIM Global Telecommunications and Technology
AIM Balanced                             AIM Global Energy(4)
AIM Basic Balanced                       AIM Global Infrastructure
                                         AIM Global Financial Services
    MORE CONSERVATIVE                    AIM Global Health Care
                                         AIM Global Utilities
                                         AIM Real Estate(5)

                                               MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM High Yield II                        AIM High Income Municipal
AIM High Yield                           AIM Municipal Bond
AIM Strategic Income                     AIM Tax-Free Intermediate
AIM Income                               AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M DISTRIBUTORS, INC.                                                EMG-AR-1